UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2015

LMP

CORPORATE LOAN FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 24, 2015

II	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the six months ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.9 in October 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. After ticking up to 5.8% in November 2014, unemployment generally declined during the remainder of the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

LMP Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2015?

A. Both short- and long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.58%. It was as high as 0.73% on several occasions in December 2014 and again on March 6, 2015, and fell as low as 0.34% on October 15, 2014 before ending the period at 0.56%. The yield on the ten-year Treasury began the period at 2.52%, its peak for the six months ended March 31, 2015. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 1.94%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.43% during the six months ended March 31, 2015.

Performance review

For the six months ended March 31, 2015, LMP Corporate Loan Fund Inc. returned 0.74% based on its net asset value (“NAV”)vi and 0.61% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Indexvii and the Lipper Loan Participation Closed-End Funds Category Averageviii returned 2.02% and 1.83%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of March 31, 2015, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

IV	LMP Corporate Loan Fund Inc.

market price as of March 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$12.28 (NAV)	0.74	%†
$11.18 (Market Price)	0.61	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

April 24, 2015

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on

LMP Corporate Loan Fund Inc.	V

Investment commentary (cont’d)

the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

VI	LMP Corporate Loan Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans(a)(b) — 129.1%
Basic Industry — 10.6%
Alpha Natural Resources LLC, Term Loan B	3.500%	5/22/20	$1,678,256	$1,176,877
Arch Coal Inc., Term Loan B	6.250%	5/16/18	935,203	725,951
Atlas Iron Ltd., Term Loan B	8.750%	12/10/17	1,958,696	1,273,153
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/14/20	801,040	785,520
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	585,000	567,450
ECO Services Operations LLC, Term Loan B	4.750%	12/4/21	209,475	210,784
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	646,750	621,419
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	1,254,290	1,137,372
Foresight Energy LLC, Term Loan B	5.500%	8/19/20	264,167	261,195
Minerals Technologies Inc., Term Loan B	4.000%	5/7/21	448,601	451,592
Murray Energy Corp., First Lien Term Loan	5.250%	12/5/19	1,193,970	1,178,747
NewPage Corp., Term Loan	9.500%	2/11/21	1,811,690	1,742,392
Oxbow Carbon LLC, Second Lien Term Loan	8.000%	1/17/20	820,000	682,650
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	595,500	593,081
Wausau Paper Corp., Term Loan	6.500%	7/30/20	615,350	619,965
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	438,900	439,449
Xerium Technologies Inc., USD First Lien Term Loan B	5.750%	5/17/19	497,473	503,691
Total Basic Industry				12,971,288
Capital Goods — 14.3%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,997,162	1,992,794
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	756,013	749,280
Anchor Glass Container Corp., New First Lien Term Loan	4.250%	6/30/21	376,119	377,436
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	874,455	827,453
BE Aerospace Inc., 2014 Term Loan B	4.000%	12/16/21	518,700	523,561
BWAY Holding Co. Inc., New Term Loan B	5.500%	8/14/20	1,002,425	1,011,823
Consolidated Container Co., LLC, New Second Lien Term Loan B	7.750%	1/3/20	250,000	235,000
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	1,978,462	1,964,860
CPM Acquisition Corp., First Lien Term Loan	—	8/29/17	942,730	943,908	(c)
DAE Aviation Holdings Inc., Second Lien Term Loan	7.750%	8/5/19	1,000,000	1,006,250
Exopack Holdings SA, USD Term Loan B 2013	5.250%	5/8/19	839,375	845,146
GYP Holdings III Corp., First Lien Term Loan	4.750%	4/1/21	1,159,978	1,131,704
PGT Inc., Term Loan B	5.250%	9/22/21	268,650	270,553
Printpack Holdings Inc., Term Loan	6.000%	5/28/20	1,054,700	1,052,063
STS Operating Inc., Term Loan	4.750%	2/12/21	574,200	565,587
Waste Industries USA Inc., New Term Loan B	4.250%	2/20/20	1,500,000	1,506,562

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
WP CPP Holdings LLC, First Lien Term Loan	4.750%	12/28/19	$960,456	$964,298
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	1,000,000	986,667
Zebra Technologies Corp., Term Loan B	4.750%	10/27/21	508,182	514,746
Total Capital Goods				17,469,691
Communications — 12.1%
Altice Financing SA, USD Term Loan	5.250%	2/4/22	300,000	303,450
Charter Communications Operating LLC, Term Loan G	4.250%	9/12/21	1,550,000	1,564,410
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	267,975	235,148
Clear Channel Communications Inc., Term Loan D	6.928%	1/30/19	1,250,000	1,191,875
CSC Holdings Inc., New Term Loan B	2.678%	4/17/20	436,579	435,136
InfoGroup Inc., New Term Loan	7.500%	5/26/18	942,287	891,050
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	216,171	215,604
Level 3 Financing Inc., 2020 Term Loan B	4.000%	1/15/20	310,000	311,098
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	500,000	501,375
McGraw-Hill Global Education Holdings LLC, New First Lien Term Loan	5.750%	3/22/19	801,468	809,607
Media General Inc., Term Loan B	4.250%	7/31/20	352,593	354,411
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	949,078	926,538
Numericable U.S. LLC, USD Term Loan B1	4.500%	5/21/20	272,849	274,009
Numericable U.S. LLC, USD Term Loan B2	4.500%	5/21/20	226,888	227,853
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	458,850	459,424
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	683,676	657,753
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	1,920,433	1,919,033
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	531,765	531,515
UPC Financing Partnership, USD Term Loan AH	3.250%	6/30/21	1,000,000	995,000
Village Roadshow Films (BVI) Ltd., Term Loan B	5.750%	11/21/17	79,320	78,924
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	854,809	854,868
William Morris Endeavor Entertainment LLC, First Lien Term Loan	5.250%	5/6/21	198,500	197,210
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	323,698	321,978
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	202,383	201,308
Ziggo Financing Partnership, USD Term Loan B3	3.500%	1/15/22	343,919	342,092
Total Communications				14,800,669
Consumer Cyclical — 27.6%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B	4.500%	12/12/21	614,526	621,382
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	606,974	610,389
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan	4.250%	7/23/21	1,044,750	1,045,683
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	427,850	426,246

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	$200,000	$193,250
Aristocrat Leisure Ltd., Term Loan B	4.750%	10/20/21	1,318,846	1,326,147
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/29/17	185,524	185,495
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	634,047	631,493
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,194,875	1,133,389
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	952,800	847,754
Camping World Inc., Term Loan	5.750%	2/20/20	1,769,299	1,786,440
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,380,230	1,386,268
CEC Entertainment Inc., Term Loan	4.000%	2/14/21	1,026,630	1,016,235
CityCenter Holdings LLC, Term Loan B	4.250%	10/16/20	968,510	973,554
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	217,500
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	608,551	585,731
CS Intermediate Holdco 2 LLC, New Term Loan B	4.000%	4/4/21	357,300	356,987
Dollar Tree Inc., Term Loan B	4.250%	3/9/22	1,490,000	1,507,461
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,019,762	1,026,136
Fitness International LLC, Term Loan B	5.500%	7/1/20	1,859,084	1,738,244
Four Seasons Holdings Inc., New First Lien Term Loan	3.500%	6/27/20	303,814	304,004
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	740,000	565,637
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	411,065	412,056
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	1,000,000	930,500
Kate Spade & Co., Term Loan B	4.000%	4/9/21	1,256,194	1,256,979
La Quinta Intermediate Holdings LLC, Term Loan B	4.000%	4/14/21	878,128	882,107
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,501,171	1,505,862
MGM Resorts International, Term Loan B	3.500%	12/20/19	728,772	727,482
Michaels Stores Inc., Incremental 2014 Term Loan B2	4.000%	1/28/20	274,620	275,331
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	1,070,925	1,071,881
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	11/19/19	1,185,000	1,181,149
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	729,388	731,097
NCL Corp. Ltd., Term Loan B	4.000%	10/19/21	189,525	191,477
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,243,719	1,240,963
Petco Animal Supplies Inc., New Term Loan	4.000%	11/24/17	979,540	980,968
PetSmart Inc., First Lien Term Loan	5.000%	3/11/22	1,490,000	1,502,699
Realogy Corp., New Term Loan B	3.750%	3/5/20	731,353	731,719
Station Casinos LLC, Term Loan B	4.250%	3/2/20	544,933	547,025
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	510,000	473,450
World Triathlon Corp., Term Loan	5.250%	6/26/21	477,022	479,407
Total Consumer Cyclical				33,607,577

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — 27.6%
Acadia Healthcare Co. Inc., Term Loan B	4.250%	2/11/22	$259,350	$262,268
Access CIG LLC, First Lien Term Loan	6.000%	10/18/21	1,286,775	1,298,034
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,660,000	1,672,450
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	497,455	498,932
Akorn Inc., Term Loan B	4.500%	4/16/21	587,050	589,985
Alvogen Pharma U.S. Inc., New Term Loan B	7.000%	5/23/18	1,609,682	1,620,748
Amsurg Corp., First Lien Term Loan B	3.750%	7/16/21	495,502	497,360
Anchor Hocking LLC, New Term Loan	7.750%	5/21/20	2,097,769	1,101,329	(d)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	1,334,897	1,328,223
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	325,054	326,858
Convatec Inc., USD Term Loan	4.000%	12/22/16	1,437,455	1,443,726
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	1,762,664	1,762,114
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	1,090,000	1,020,513
Curo Health Services LLC, 2015 First Lien Term Loan	6.500%	2/2/22	950,000	950,791
DaVita HealthCare Partners Inc., Term Loan B	3.500%	6/24/21	496,250	498,067
Dole Food Co. Inc., New Term Loan B	3.250-4.500%	11/1/18	418,144	418,405
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	1,090,895	1,095,838
H.J. Heinz Co., Term Loan B1	3.000%	6/7/19	310,500	311,275
H.J. Heinz Co., Term Loan B2	3.250%	6/5/20	33,167	33,231
Hearthside Group Holdings LLC, Term Loan	4.500%	6/2/21	327,525	328,639
JLL/Delta Dutch Newco BV, USD Term Loan	—	3/11/21	1,441,369	1,436,865	(c)
Language Line LLC, First Lien Term Loan B	6.250-6.750%	6/20/16	1,121,349	1,117,669
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	129,025	128,702
New HB Acquisition LLC, Term Loan	6.750%	4/9/20	1,089,000	1,112,141
Par Pharmaceutical Cos. Inc., Incremental Term Loan B3	4.250%	9/30/19	897,750	901,678
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	719,855	719,855
Party City Holdings Inc., Term Loan	4.000-5.250%	7/27/19	1,917,939	1,917,255
Pharmaceutical Product Development LLC, New Term Loan B	4.000%	12/5/18	527,998	528,753
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	420,000	419,738	(d)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	660,000	654,225
Radnet Management Inc., Term Loan B	4.250%	10/10/18	780,931	782,721
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	1,046,000	1,048,828
Shearer’s Foods Inc., First Lien Term Loan	4.500%	6/30/21	119,400	119,176
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	590,000	585,575
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,943,760	1,879,981
Valeant Pharmaceuticals International Inc., Term Loan B F1	—	3/13/22	880,000	885,087	(c)
Visant Corp., New Term Loan	7.000%	9/23/21	805,950	812,498

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
WNA Holdings Inc., USD Second Lien Term Loan	8.500%	12/7/20	$1,600,000	$1,590,000
Total Consumer Non-Cyclical				33,699,533
Electric — 9.7%
Atlantic Power LP, 2014 Term Loan B	4.750%	2/24/21	286,095	287,883
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	927,675	946,229
EFS Cogen Holdings I LLC, Term Loan B	3.750%	12/17/20	235,513	236,003
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	294,157	294,524
Empire Generating Co., LLC, Term Loan B	5.250%	3/12/21	947,645	950,607
Empire Generating Co., LLC, Term Loan C	5.250%	3/12/21	66,783	66,950
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	650,000	653,521
Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	1,186,712	1,187,454
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	865,408	869,735
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	250,000	253,750
La Frontera Generation LLC, Term Loan	4.500%	9/30/20	491,576	493,010
Panda Patriot LLC, Term Loan B1	6.750%	12/19/20	310,000	311,550
Panda Temple II Power LLC, 2015 Term Loan B	—	3/4/22	1,080,000	1,069,200	(c)
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	700,000	693,000
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	540,982	542,334
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	360,000	362,250
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,386,525	1,406,168
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	1,124,783	1,130,407
Total Electric				11,754,575
Energy — 5.4%
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	966,667
Expro FinServices S.a r.l., Term Loan	5.750%	9/2/21	1,452,700	1,245,690
FTS International Inc., New Term Loan B	5.750%	4/16/21	148,364	116,466
Houston Fuel Oil Co., LLC, Term Loan B	4.250%	8/19/21	567,150	552,971
KCA Deutag U.S. Finance LLC, Term Loan	6.250%	5/13/20	1,210,850	1,021,655
Magnum Hunter Resources Inc., Second Lien Term Loan	8.500%	10/22/19	553,220	546,478
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	982,500	818,668
Paragon Offshore Finance Co., Term Loan B	3.750%	7/18/21	278,600	189,481
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	540,000	305,100	(e)
RGL Reservoir Operations Inc., First Lien Term Loan	6.000%	8/14/21	358,200	271,784
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,000,000	527,500
Total Energy				6,562,460
Financial Other — 2.0%
BATS Global Markets Inc., Term Loan B2	5.750%	1/31/20	484,965	484,965
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	900,000	902,063

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Financial Other — continued
PGX Holdings Inc., First Lien Term Loan	6.250%	9/29/20	$740,625	$745,717
TransUnion LLC, New USD Term Loan	4.000%	4/9/21	257,400	257,722
Total Financial Other				2,390,467
Industrial Other — 8.5%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	876,650	877,746
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	990,000	992,062
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	9/3/20	290,000	289,696
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	827,202	830,815
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	567,121	539,368
Gates Global Inc., Term Loan B	4.250%	7/5/21	378,100	377,125
Generac Power Systems Inc., Term Loan B	3.250%	5/31/20	682,673	681,961
Hilex Poly Co., LLC, Second Lien Term Loan	9.750%	5/22/22	360,000	360,675
Hilex Poly Co., LLC, Term Loan B	6.000%	12/5/21	450,000	453,934
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	775,643	771,119
Laureate Education Inc., Term Loan B	5.000%	6/15/18	1,909,984	1,804,935
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	621,225	617,342
Mirror Bidco Corp., New Term Loan	4.250%	12/28/19	1,041,447	1,040,362
Nord Anglia Education Finance LLC, Term Loan B	—	3/31/21	270,000	270,338	(c)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	300,319	285,678
Southwire Co., Term Loan	3.250%	2/10/21	217,800	215,758
Total Industrial Other				10,408,914
Insurance — 0.7%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	879,545	878,289
Technology — 4.9%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	1,261,275	1,180,869
Expert Global Solutions Inc., Term Loan B	8.500-9.500%	4/3/18	296,700	296,978
First Data Corp., Extended 2021 Term Loan	4.174%	3/24/21	500,000	502,902
First Data Corp., New 2018 Extended Term Loan	3.674%	3/24/18	1,250,000	1,250,911
First Data Corp., New 2018 Term Loan	3.674%	9/24/18	500,000	500,438
Interactive Data Corp., 2014 Term Loan	4.750%	5/2/21	645,125	649,056
Ipreo Holdings LLC, New Term Loan B	4.250%	8/6/21	149,250	149,188
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	91,713	92,010
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	274,785	282,341
Sophia LP, 2014 Term Loan B	4.000%	7/19/18	287,390	287,642
Vertafore Inc., Second Lien Term Loan	9.750%	10/29/17	800,000	807,250
Total Technology				5,999,585
Transportation — 5.7%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	519,646	520,388

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Transportation — continued
Commercial Barge Line Co., First Lien Term Loan	7.500%	9/23/19	$911,400	$913,679
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	790,000	793,950
Delta Air Lines Inc., New Term Loan B	3.250%	4/20/17	1,065,538	1,066,700
Hertz Corp., Term Loan B2	3.500%	3/11/18	1,058,400	1,056,283
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,820,106	1,751,852
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	554,400	553,806
United Airlines Inc., New Term Loan B	3.500%	4/1/19	235,200	234,612
Total Transportation				6,891,270
Total Senior Loans (Cost — $161,314,813)				157,434,318
Corporate Bonds & Notes — 13.9%
Consumer Discretionary — 1.3%
Media — 1.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	532,500
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	202,825
DISH DBS Corp., Senior Notes	5.000%	3/15/23	190,000	185,212
DISH DBS Corp., Senior Notes	5.875%	11/15/24	240,000	240,900
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	200,000	202,750	(f)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	200,000	210,750	(f)
Total Consumer Discretionary				1,574,937
Consumer Staples — 0.5%
Food & Staples Retailing — 0.1%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	80,000	76,300	(f)
Food Products — 0.1%
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	190,000	188,100	(f)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	420,000	371,700
Total Consumer Staples				636,100
Energy — 5.1%
Energy Equipment & Services — 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	120,000	115,800
Parker Drilling Co., Senior Notes	6.750%	7/15/22	50,000	39,875
Total Energy Equipment & Services				155,675
Oil, Gas & Consumable Fuels — 5.0%
California Resources Corp., Senior Notes	5.500%	9/15/21	50,000	44,610	(f)
California Resources Corp., Senior Notes	6.000%	11/15/24	550,000	485,375	(f)
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	390,000	378,300	(f)
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	110,000	111,100
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	120,000	71,700

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	$490,000	$445,900	(f)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	100,000	103,000
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	120,000	107,400
MEG Energy Corp., Senior Notes	6.500%	3/15/21	750,000	697,500	(f)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,175,000	1,321,875	(f)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	250,000	245,000
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	90,000	87,750
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	440,000	397,650
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,740,000	1,592,100	(f)
Total Oil, Gas & Consumable Fuels				6,089,260
Total Energy				6,244,935
Financials — 1.2%
Banks — 0.1%
CIT Group Inc., Senior Notes	5.000%	8/1/23	170,000	174,675
Consumer Finance — 0.4%
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	462,362
Real Estate Management & Development — 0.7%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	460,000	458,850
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	350,000	368,375	(f)
Total Real Estate Management & Development				827,225
Total Financials				1,464,262
Health Care — 0.6%
Health Care Providers & Services — 0.6%
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	170,000	171,062
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	50,000	54,525	(f)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	150,000	157,875	(f)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	50,000	56,000	(f)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	30,000	33,000	(f)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	270,000	237,600
Total Health Care				710,062
Industrials — 1.0%
Building Products — 0.0%
Griffon Corp., Senior Notes	5.250%	3/1/22	50,000	49,518
Commercial Services & Supplies — 0.7%
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	570,000	577,837
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	220,000	228,250
West Corp., Senior Notes	5.375%	7/15/22	100,000	98,000	(f)
Total Commercial Services & Supplies				904,087

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	$350,000	$353,500	(f)
Total Industrials				1,307,105
Materials — 1.3%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	151,000	153,831
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	137,647	138,508	(f)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.271%	12/15/19	760,000	743,850	(f)(g)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	70,000	73,150	(f)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	220,000	227,975
Total Containers & Packaging				1,183,483
Metals & Mining — 0.2%
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	210,000	227,850	(f)(h)
Total Materials				1,565,164
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 1.2%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,000,000	1,032,500
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	200,000	206,500	(f)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	210,250	(f)
Total Diversified Telecommunication Services				1,449,250
Wireless Telecommunication Services — 1.3%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	200,000	207,000	(f)
SoftBank Corp., Senior Notes	4.500%	4/15/20	550,000	563,750	(f)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	20,750
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	779,000
Total Wireless Telecommunication Services				1,570,500
Total Telecommunication Services				3,019,750
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	272,802	299,060
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	150,000	156,000	(f)
Total Utilities				455,060
Total Corporate Bonds & Notes (Cost — $17,237,734)				16,977,375

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security			Shares	Value
Common Stocks — 1.8%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Dayco Products LLC			4,912	$189,112	(i)
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
SemGroup Corp., Class A Shares			24,938	2,028,457
Total Common Stocks (Cost — $687,306)				2,217,569

		Expiration Date	Warrants
Warrants — 0.0%
Everyware Global Inc. (Cost — $0)		7/30/21	24,971	29,715	*(d)(i)
Total Investments before Short-Term Investments (Cost — $179,239,853)				176,658,977

	Rate	Maturity Date	Face Amount
Short-Term Investments — 4.8%
Repurchase Agreements — 4.8%
State Street Bank & Trust Co. repurchase agreement dated 3/31/15; Proceeds at maturity — $5,871,000; (Fully collateralized by U.S. government agency obligations, 2.125% due 1/31/21; Market value — $5,988,918) (Cost — $5,871,000)	0.000%	4/1/15	$5,871,000	5,871,000
Total Investments — 149.6% (Cost — $185,110,853#)				182,529,977
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (28.7)%				(35,000,000)
Liabilities in Excess of Other Assets — (20.9)%				(25,537,148)
Total Net Assets Applicable to Common Shareholders — 100.0%				$121,992,829

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	All or a portion of this loan is unfunded as of March 31, 2015. The interest rate for fully unfunded term loans is to be determined.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2015.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2015

LMP Corporate Loan Fund Inc.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2015

Assets:
Investments, at value (Cost — $185,110,853)	$182,529,977
Cash	337,668
Receivable for securities sold	3,509,717
Interest receivable	1,466,821
Prepaid expenses	32,926
Total Assets	187,877,109

Liabilities:
Loan payable (Note 5)	25,000,000
Payable for securities purchased	5,374,139
Investment management fee payable	115,753
Interest payable	20,442
Distributions payable to auction rate cumulative preferred stockholders	4,085
Directors’ fees payable	1,213
Accrued expenses	368,648
Total Liabilities	30,884,280
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets Applicable to Common Shareholders	$121,992,829

Net Assets Applicable to Common Shareholders:
Common Stock Par value ($0.001 par value; 9,935,917 shares issued and outstanding; 50,000,000 common shares authorized)	$9,936
Paid-in capital in excess of par value	141,667,319
Undistributed net investment income	2,241,385
Accumulated net realized loss on investments	(19,344,935)
Net unrealized depreciation on investments	(2,580,876)
Total Net Assets Applicable to Common Shareholders	$121,992,829

Common Shares Outstanding	9,935,917

Net Asset Value Per Common Share	$12.28

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income:
Interest	$5,055,440
Dividends	79,525
Total Investment Income	5,134,965

Expenses:
Investment management fee (Note 2)	739,071
Interest expense (Note 5)	160,672
Excise tax (Note 1)	97,743
Audit and tax fees	62,535
Legal fees	54,664
Transfer agent fees	15,381
Shareholder reports	15,243
Rating agency fees	11,468
Commitment fees (Note 5)	11,142
Stock exchange listing fees	10,603
Directors’ fees	9,098
Auction participation fees (Note 7)	8,841
Auction agent fees	8,776
Fund accounting fees	6,329
Custody fees	4,430
Insurance	1,562
Miscellaneous expenses	9,204
Total Expenses	1,226,762
Less: Fee waivers and/or expense reimbursements (Note 2)	(46,192)
Net Expenses	1,180,570
Net Investment Income	3,954,395

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(431,440)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(2,722,996)
Net Loss on Investments	(3,154,436)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(24,227)
Increase in Net Assets Applicable to Common Shareholders from Operations	$775,732

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2015 (unaudited) and the Year Ended September 30, 2014	2015	2014

Operations:
Net investment income	$3,954,395	$7,754,117
Net realized gain (loss)	(431,440)	554,175
Change in net unrealized appreciation (depreciation)	(2,722,996)	(1,975,436)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(24,227)	(37,840)
Increase in Net Assets Applicable to Common Shareholders from Operations	775,732	6,295,016

Distributions to Common Shareholders From (Note 1):
Net investment income	(4,322,124)	(8,644,248)
Decrease in Net Assets from Distributions to Common Shareholders	(4,322,124)	(8,644,248)
Decrease in Net Assets Applicable to Common Shareholders	(3,546,392)	(2,349,232)

Net Assets Applicable to Common Shareholders:
Beginning of period	125,539,221	127,888,453
End of period*	$121,992,829	$125,539,221
*Includesundistributed net investment income of:	$2,241,385	$2,633,341

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	15

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$799,959
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(37,967,020)
Sales of portfolio securities	44,816,734
Net purchases, sales and maturities of short-term investments	(402,000)
Payment-in-kind	(6,191)
Net amortization of premium (accretion of discount)	829,004
Decrease in receivable for securities sold	3,905,318
Decrease in interest receivable	4,495
Increase in prepaid expenses	(841)
Decrease in payable for securities purchased	(5,133,380)
Decrease in investment management fee payable	(2,831)
Decrease in Directors’ fees payable	(1,297)
Decrease in interest payable	(2,878)
Decrease in accrued expenses	(32,816)
Net realized loss on investments	431,440
Change in unrealized depreciation of investments	2,722,996
Net Cash Provided by Operating Activities*	9,960,692

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,322,124)
Decrease in loan payable	(5,500,000)
Distributions paid on auction rate cumulative preferred stock	(26,055)
Net Cash Used in Financing Activities	(9,848,179)
Net Increase in Cash	112,513
Cash at Beginning of Period	225,155
Cash at End of Period	$337,668

Non-Cash Investing Activities:
Non-cash exchange of securities	$987,437

*	Included in operating expenses is cash of $173,525 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of period	$12.63	$12.87	$12.79	$11.72	$11.97	$11.23

Income (loss) from operations:
Net investment income	0.40	0.78	0.77	0.85	0.80	0.59
Net realized and unrealized gain (loss)	(0.31)	(0.15)	0.19	1.02	(0.37)	0.69
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00) [3]	(0.00) [3]	(0.01)	(0.01)	(0.01)	(0.01)
Total income from operations	0.09	0.63	0.95	1.86	0.42	1.27

Less distributions to common shareholders from:
Net investment income	(0.44) [4]	(0.87)	(0.87)	(0.79)	(0.67)	(0.53)
Total distributions to common shareholders	(0.44)	(0.87)	(0.87)	(0.79)	(0.67)	(0.53)

Net asset value, end of period	$12.28	$12.63	$12.87	$12.79	$11.72	$11.97

Market price, end of period	$11.18	$11.55	$12.35	$13.41	$10.69	$11.14
Total return, based on NAV[5,6]	0.74%	4.97%	7.61%	16.46%	3.54%	11.92%
Total return, based on Market Price[7]	0.61%	0.52%	(1.46)%	34.03%	1.48%	20.34%

Net assets applicable to common shareholders, end of period (millions)	$122	$126	$128	$127	$116	$119

Ratios to average net assets:[8]
Gross expenses	2.01%[9]	1.92%	1.93%	1.88%	1.92%	2.03%
Net expenses[10]	1.94 [9,11]	1.84 [11]	1.86 [11]	1.88	1.92	2.03
Net investment income	6.49 [9]	6.04	5.96	6.86	6.39	5.17

Portfolio turnover rate	21%	63%	121%	68%	98%	61%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000
Asset Coverage Ratio[12]	303%	292%[13]	295%[13]	294%[13]	277%[13]	296%[13]
Asset Coverage Per $25,000 Liquidation Value Per Share[12]	$75,830	$72,915	$73,812	$73,426	$69,374	$74,029
Involuntary Liquidating Preference Per Share[14]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

Supplemental data:
Loans Outstanding, End of Period (000s)	$25,000	$30,500	$30,500	$30,500	$30,500	$25,500
Asset Coverage Ratio for Loan Outstanding[15]	728%	626%	634%	631%	596%	703%
Asset Coverage, per $1,000 principal amount of Loan Outstanding[15]	7,280	6,264 [13]	6,341 [13]	6,307 [13]	5,959 [13]	7,025 [13]
Weighted Average Loan (000s)	$27,962	$30,500	$30,500	$30,500	$28,336	$25,500
Weighted Average Interest Rate on Loans	1.15%	1.07%	1.14%	1.18%	1.31%	1.61%

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	17

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]	Excludes accumulated and unpaid distributions.

[15]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

18	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans	—	$139,068,135	$18,366,183	$157,434,318
Corporate bonds & notes	—	16,977,375	—	16,977,375
Common stocks:
Consumer discretionary	—	—	189,112	189,112
Energy	$2,028,457	—	—	2,028,457
Warrants	—	29,715	—	29,715
Total long-term investments	$2,028,457	$156,075,225	$18,555,295	$176,658,977
Short-term investments†	—	5,871,000	—	5,871,000
Total investments	$2,028,457	$161,946,225	$18,555,295	$182,529,977

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments in Securities	Senior Loans	Consumer Discretionary	Warrants		Total
Balance as of September 30, 2014	$370,962	—	$0	*	$370,962
Accrued premiums/discounts	7,462	—	—		7,462
Realized gain (loss)[1]	55	—	—		55
Change in unrealized appreciation (depreciation)[2]	17,508	—	29,715		47,223
Purchases	3,085,056	—	—		3,085,056
Sales	(122,282)	—	—		(122,282)
Transfers into Level 3[3]	15,007,422	$189,112	—		15,196,534
Transfers out of Level 3[4]	—	—	(29,715)		(29,715)
Balance as of March 31, 2015	$18,366,183	$189,112	—		$18,555,295
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2015[2]	$17,508	—	$29,715		$47,223

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of

22	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $97,743 of Federal excise taxes attributable to calendar year 2014 in March 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio. In addition, LMPFA provides certain administrative and oversight services. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. Effective December 1, 2012, LMPFA, assumed responsibility for the day-to-day management of the Fund’s portfolio, in addition to its duties as investment manager. CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2016.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2015, fees waived and/or expenses reimbursed amounted to $46,192.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

3. Investments

During the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$37,967,020
Sales	44,816,734

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,389,016
Gross unrealized depreciation	(5,969,892)
Net unrealized depreciation	$(2,580,876)

4. Derivative instruments and hedging activities

During the six months ended March 31, 2015, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company, which allows the Fund to borrow up to an aggregate amount of $50,000,000. This agreement terminated on December 5, 2014, but will renew everyday for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended March 31, 2015 was $160,672. For the six months ended March 31, 2015, the Fund incurred commitment fees of $11,142. For the six months ended March 31, 2015, the Fund had an average daily loan balance outstanding of $27,961,538 and the weighted average interest rate was 1.15%. At March 31, 2015, the Fund had $25,000,000 of borrowings outstanding per this credit agreement.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

6. Distributions subsequent to March 31, 2015

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/17/2015	4/24/2015	$0.0725
5/22/2015	5/29/2015	$0.0725
6/19/2015	6/26/2015	$0.0725
7/24/2015	7/31/2015	$0.0725
8/21/2015	8/28/2015	$0.0725

7. Auction rate cumulative preferred stock

As of March 31, 2015, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.090% to 0.167% during the six months ended March 31, 2015. At March 31, 2015, the dividend rates were as follows:

	Series A	Series B
Dividend rates	0.135%	0.135%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended March 31, 2015, CGM earned $8,841 as a participating broker/dealer.

26	LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report

8. Capital loss carryforward

As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(5,556,328)
9/30/2018	(12,566,104)
$(18,122,432)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $173,295, which have no expiration date, must be used first to offset any such gains.

9. Subsequent event

The Fund announced on May 18, 2015 that the Fund’s Board of Directors approved an issuer tender offer for up to 100% of its outstanding Series A and Series B Auction Rate Cumulative Preferred Stock (“ARCPS”) at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through the termination date of the tender offer. Additional terms of the tender offer are set forth in the Fund’s tender offer materials, which will be filed with the Securities and Exchange Commission and will be distributed to ARCPS holders.

LMP Corporate Loan Fund Inc. 2015 Semi-Annual Report	27

Board approval of management agreement (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of the Management Agreement for an additional one-year term. To assist in its consideration of the renewal of the Management Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager, as well as the management arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluation of the Management Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and others to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, or, in the case of investment advisory services, to be rendered by the Manager, each such function being encompassed by the Management Agreement.

Board approval of management agreement

In its deliberations regarding renewal of the Management Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its

28	LMP Corporate Loan Fund Inc.

knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and its affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager, prior to December 1, 2012, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAI”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement expired on November 30, 2012.

The Manager, acting pursuant to its discretionary authority under the Management Agreement, assumed responsibility for day-to-day management of the Fund’s investment portfolio (the “Assumption”) on December 1, 2012 (the “Assumption Date”). The Manager implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAI’s fees under the CAI Sub-Advisory Agreement, which were paid by the Manager. The Management Fee Waiver has been extended by the Manager until November 30, 2015.

In reaching its determinations regarding continuation of the Management Agreement, the Board considered the present and expected responsibilities of the Manager under the Management Agreement, including the Manager’s coordination and oversight of the services provided to the Fund by others. The Board also took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager, as well as the resources available to the Manager.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end loan participation funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted

LMP Corporate Loan Fund Inc.	29

Board approval of management agreement (unaudited) (cont’d)

of at least twenty-six funds for each of the 1-, 3- and 5-year periods ended June 30, 2014 and sixteen funds for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked in the third quintile of the funds in the Performance Universe for that period. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was ranked in the second quintile of the funds in the Performance for each of the 3- and 10-year periods ended June 30, 2014 and was ranked in the fourth quintile of its Performance Universe for the 5-year period ended such date. The Fund’s performance was worse than the median performance for the Performance Universe for each of the 1- and 5-year periods ended June 30, 2014 but was better than the Performance Universe median for each of the 3- and 10-year periods ended such date. In addition to the Fund’s performance relative to the Performance Universe, the Board considered its performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2014 but underperformed its benchmark for the 10-year period ended such date. The Board noted that the current portfolio management team assumed responsibility for management of the Fund’s investment portfolio from CAI only on the Assumption Date. The Board did not give significant weight to the Lipper Performance Information or other performance information presented at the Contract Renewal Meeting for the 3-, 5- and 10-year periods ended June 30, 2014 since the results were largely achieved by CAI. The Board considered the Fund’s limited performance history under its current portfolio management team.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”)

30	LMP Corporate Loan Fund Inc.

selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and nine other leveraged closed-end loan participation funds, as classified by Lipper. The ten funds in the Expense Universe had average net common share assets ranging from the Fund’s $128.7 million to $939.5 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked second among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe when compared on both a common share assets only basis and on the basis of common share and leveraged assets. The Lipper Expense Information also showed that the Fund’s actual total expenses ranked fourth among the funds in the Expense Universe on the basis of common share assets only and ranked second among the funds in the Expense Universe on the basis of common share and leveraged assets. Each of the Fund’s expense components was better than the Expense Universe median for that expense component. The Board noted that the expense component comparisons reflected the impact of the Management Fee Waiver, which is scheduled to expire on November 30, 2015. The Board further noted that the small number of funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other

LMP Corporate Loan Fund Inc.	31

Board approval of management agreement (unaudited) (cont’d)

Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 28 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board considered that the sub-advisory fees payable to CAI under the CAI Sub-Advisory Agreement had been paid by the Manager, not the Fund, until November 30, 2012, and that the reported increase in the Manager’s profitability in part reflected the full impact of the expiration of the CAI Sub-Advisory Agreement, and consequent elimination of CAI’s sub-advisory fees. The impact on the Manager’s profitability of the elimination of CAI’s sub-advisory fees has not been completely offset by implementation of the Management Fee Waiver. The Board further considered that the Management Fee Waiver is scheduled to expire in November 2015 and that the expiration could increase the Manager’s profitability from its relationship with the Fund, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

32	LMP Corporate Loan Fund Inc.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

LMP Corporate Loan Fund Inc.	33

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 30, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld	Preferred Shares, Voted for Election	Preferred Shares, Withheld
Robert D. Agdern*	8,908,453	229,822
William R. Hutchinson	8,917,180	221,095
Paolo M. Cucchi	—	—	1,353	2

At March 31, 2015, in addition to Robert D. Agdern, William R. Hutchinson and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Kenneth D. Fuller

Leslie H. Gelb

Eileen A. Kamerick

Riordan Roett

*	Effective January 1, 2015, Mr. Agdern became a Director.

34	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

LMP Corporate Loan Fund Inc.	35

Dividend reinvestment plan (unaudited) (cont’d)

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

36	LMP Corporate Loan Fund Inc.

LMP

Corporate Loan Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD01642 5/15 SR15-2485

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015